                                                                   EXHIBIT 10.34


                                  MASTER LEASE

This Master Lease Agreement ("Master Lease") is dated May 14, 1997, between NBD BANK ("Lessor"), and ROUGE STEEL COMPANY ("Lessee").

Lessee wants from time to time to lease from Lessor personal property to be described in one or more schedules ("Schedule") of leased equipment. Lessor is willing to lease such personal property to Lessee at the rent, for the term and upon the conditions stated. Any Schedules executed by Lessor and Lessee which are identified as being a part of this Master Lease, shall be deemed to incorporate by reference all the terms of this Master Lease except as provided in the Schedule. In the event of a conflict between this Master Lease and any Schedule, the provisions of such Schedule shall control.

1. EQUIPMENT LEASED AND TERM. This Master Lease shall cover such personal property as is described in any Schedule (the "Equipment") executed by the parties. Lessor leases to Lessee and Lessee hires and takes from Lessor, subject to the conditions of this Master Lease, the Equipment described in any Schedule. The term for any item of Equipment shall be for the period as set forth in the Schedule ("Initial Lease Term").

2. RENT. The rent for each item of Equipment shall be payable as, and in the amount, shown on the Schedule.

3. PURCHASE AND ACCEPTANCE. Lessee requests Lessor to acquire all scheduled Equipment pursuant to an assignment of Lessee's purchase order(s) for the Equipment. Delivery of each item of Equipment shall be deemed complete upon the acceptance date ("Acceptance Date") stated in the Schedule. Lessor shall not be liable for loss or damage or for the delay or failure of any supplier of the Equipment ("Seller") to deliver any item of Equipment. THE LESSEE REPRESENTS THAT LESSEE HAS SELECTED BOTH THE EQUIPMENT LISTED IN ANY SCHEDULE AND THE SELLER BEFORE HAVING REQUESTED LESSOR TO ACQUIRE THE EQUIPMENT FOR LEASING TO LESSEE.

4. NON-CANCELABLE LEASE. THIS MASTER LEASE IS NON-CANCELABLE. When Lessee signs and delivers a Certificate of Acceptance for the Equipment, its obligations to pay all rent and other amounts for the Initial Lease Term and to perform as required under this Master Lease are unconditional, irrevocable and independent. These obligations are not subject to cancellation, termination, modification, repudiation, excuse or substitution by Lessee. Lessee is not entitled to any abatement, reduction, offset, defense or counterclaim with respect to these obligations for any reason whatsoever, whether arising out of default or other claims against Lessor, the Seller or the manufacturer of the Equipment, defects in or damage to the Equipment, its loss or destruction.

5. DISCLAIMER OF WARRANTIES BY LESSOR; RIGHTS OF LESSEE. LESSOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO ANY MATTER WHATSOEVER, INCLUDING THE CONDITION OF THE EQUIPMENT, ITS MERCHANTABILITY OR ITS FITNESS FOR ANY PARTICULAR PURPOSE, AND, AS TO LESSOR, LESSEE LEASES THE EQUIPMENT "AS-IS". UNDER NO CIRCUMSTANCES SHALL LESSOR BE RESPONSIBLE FOR ANY INCIDENTAL OR CONSEQUENTIAL DAMAGES IN CONNECTION WITH THIS MASTER LEASE AND/OR THE EQUIPMENT. LESSEE IS ENTITLED TO THE PROMISES AND WARRANTIES, INCLUDING THOSE OF ANY THIRD PARTY, PROVIDED TO LESSOR BY THE SELLER IN CONNECTION WITH OR AS PART OF THE CONTRACT BY WHICH LESSOR ACQUIRED THE EQUIPMENT. LESSEE MAY COMMUNICATE WITH
THE SELLER AND RECEIVE AN ACCURATE AND COMPLETE STATEMENT OF THOSE RIGHTS, PROMISES AND WARRANTIES, INCLUDING ANY DISCLAIMERS AND LIMITATIONS OF THEM OR OF REMEDIES.

6. CLAIMS AGAINST SELLER; SELLER NOT AN AGENT OF LESSOR. If the Equipment is not properly installed, does not operate as represented or warranted by the Seller or is unsatisfactory for any reason, Lessee shall make any claim for same solely against the Seller and shall nevertheless pay Lessor all rent payable under this Master Lease. Lessor agrees to assign to Lessee, solely for the purpose of making and prosecuting any such claim, any rights it may have against the Seller for breach of warranty or representation regarding the Equipment. Notwithstanding any fees that must be paid to Seller or any agent of Seller, Lessee understands and agrees that neither the Seller nor any agent or employee of the Seller is an agent or employee of the Lessor and that neither the Seller nor its agent or employee is authorized to waive or alter any term or condition of this Master Lease.

7. TITLE; LOCATION OF THE EQUIPMENT; EQUIPMENT IS PERSONAL PROPERTY; TERMINATION. Title to the Equipment is in the Lessor and under no circumstances shall pass to Lessee. The Equipment shall be kept at Lessee's address indicated in the applicable Schedule and shall not be removed without the prior written consent of Lessor. Lessee agrees that the Equipment is, and will at all times remain, personal property. At each scheduled termination date, or upon Lessee's default, Lessee, at its own expense, shall assemble and deliver the Equipment to Lessor at the location designated by Lessor, in good order and repair, ordinary wear and tear excepted. Lessee shall give Lessor 90 days written notice prior to each scheduled termination date, that it is returning the Equipment.

8. NO ASSIGNMENT BY LESSEE; ASSIGNMENT BY LESSOR. THIS MASTER LEASE SHALL NOT BE ASSIGNED BY LESSEE, NOR SHALL ANY OF THE EQUIPMENT BE SUBLEASED BY LESSEE WITHOUT THE PRIOR WRITTEN CONSENT OF LESSOR, WHICH CONSENT SHALL NOT BE UNREASONABLY WITHHELD. Lessor may sell or assign all or part of its right, title and interest in this Master Lease, any item of Equipment and/or any Schedule and in any monies to become due to the Lessor. The assignee shall not be liable for or be required to perform any of Lessor's obligations to Lessee. All assigned rental payments shall be paid directly to assignee, upon written notice to Lessee of such assignment. Lessee's performance of all its obligations shall not be subject to any defense, counterclaim or setoff which the Lessee may have against Lessor. Lessee agrees that it will not assert any such defenses, setoffs, counterclaims or claims against the assignee.

9. CASUALTY AND LIABILITY INSURANCE; RISK OF LOSS; DAMAGE OR DESTRUCTION. Lessee shall keep all Equipment insured against loss by fire, theft and all other hazards (comprehensive coverage) in such amounts as Lessor requires but not less than the casualty value ("Casualty Value") for such item indicated in the Casualty Value Table attached to the applicable Schedule. Lessee appoints Lessor Lessee's attorney in fact to endorse any loss payment or returned premium check and to make any claim under such insurance. Lessee shall also insure the Lessor and Lessee with respect to liability for personal injuries in amounts of at least $1,500,000 per occurrence; and $1,000,000 per occurrence for damage to or loss of use of property resulting from the ownership, use and operation of the Equipment and against risks customarily insured against by the Lessee for equipment owned by it. All policies shall be endorsed with Lessor as a loss payee and additional insured and shall provide that the interest of Lessor shall not be invalidated by any act of Lessee. Evidence of insurance must be delivered to Lessor within 30 days after any Acceptance Date. In the event of loss, destruction or theft of, or damage to, any of the Equipment, Lessee will immediately notify Lessor.

If Lessee defaults in obtaining any insurance, Lessor may but is not required to, place such insurance. Any premiums paid by Lessor shall be additional rent payable on demand with interest at the highest legal rate from the date of payment. At Lessor's sole option, such amounts together with interest may be added to the lease balance to be paid by Lessee as additional monthly rent. Lessee assumes and shall bear all risks of loss of, damage to or destruction of each item of Equipment, whether partial or complete. Except as provided in this
Section 9, no such event shall relieve the Lessee of its obligation to pay the full rental payable for such item.

If any item of Equipment is destroyed, damaged beyond economical repair, lost or stolen, or taken by governmental action for a stated period extending beyond the Initial Lease Term for such item (an "Event of Loss"), Lessee must promptly notify Lessor and any assignee and pay to Lessor or the assignee, as the case may be, on the next rent payment date following the Event of Loss the Casualty Value of the item of Equipment. Upon such payment and provided no Event of Default as defined in Section 12 has occurred, Lessee's obligation to pay rent for such item of Equipment will cease and Lessee will be entitled to receive any insurance proceeds or other recovery received by the Lessor or assignee in connection with the Event of Loss.

10. REPAIRS; USE; ALTERATIONS; ATTACHMENTS. Lessee, at its own expense, shall keep the Equipment maintained in good repair, condition, working order, and in accordance with the manufacturer's recommended maintenance procedures and specifications; shall use the Equipment lawfully; and shall not alter the Equipment without the Lessor's prior written consent. Lessee shall take no action which would void the manufacturer's warranty on the Equipment. All items which become attached to or a part of the Equipment and cannot be removed without causing damage, become the property of Lessor.

11. LIENS AND TAXES. Lessee at its expense shall keep the Equipment free and clear of all levies and liens. Lessee shall reimburse the Lessor (or pay directly if, but only if instructed by Lessor) for all charges and taxes (local, state and federal) imposed or levied upon this Master Lease, any Schedules, rentals, operation, leasing, sale, ownership, possession or use of the Equipment excluding all taxes based upon income or gross receipts of Lessor. Notwithstanding the foregoing, Lessee shall report and pay all ad valorem real and personal property taxes including all taxes in lieu of real and personal property taxes including any industrial facilities tax.

12. DEFAULT. Any of the following shall constitute an event of default ("Event of Default") by Lessee: (a) Lessee fails to pay when due any scheduled rent or other amount required by this Master Lease; (b) Lessee breaches any covenant of this Master Lease or fails to promptly perform any of its terms or conditions, including but not limited to return of the leased Equipment at the expiration of any scheduled lease term; (c) Lessee makes an assignment for the benefit of creditors; (d) a petition is filed by or against Lessee in bankruptcy or for the appointment of a receiver; (e) dissolution or suspension of Lessee's usual business; (f) Lessee makes a bulk transfer or bulk sale of any assets, (g) any representation, warranty, or signature made by Lessee in this Master Lease or related document is incorrect, fraudulent or breached; or (h) Lessee defaults under the terms of any agreement or instrument relating to any lease or debt for borrowed money such that the lessor accelerates the rent or the creditor declares the debt due before its maturity. Lessee agrees to give Lessor prompt notice upon the occurrence of an Event of Default.

13. LESSOR'S REMEDIES UPON DEFAULT BY LESSEE. Upon the occurrence of an Event of Default, Lessor, without further notice, and in addition to any remedy provided by law, may (i) recover from Lessee the Casualty Value of the Equipment together with any unpaid rent currently due and owing and (ii) regardless of whether such amounts are paid, take possession of any items of Equipment and at Lessor's option sell or lease at public auction or by private sale or otherwise dispose of such items of Equipment.

If Lessee has paid the Casualty Value, all unpaid rent and all other amounts owing under this Master Lease and if any items of Equipment have been taken from Lessee, the proceeds of any reletting or sale (less all costs and expenses including reasonable attorneys' fees) shall be paid to reimburse the Lessee for the Casualty Value up to the amount previously paid. Any surplus remaining after such payment will be retained by the Lessor.

Regardless of any sale or lease of the Equipment or any payment of the Casualty Value, Lessee will remain liable to Lessor for all damages as provided by law and for all costs and expenses caused by Lessee's breach, including court costs and reasonable attorneys' fees (whether attributable to Lessor's in-house counsel or outside counsel). These costs and expenses shall include, without limitation, any costs or expenses incurred by Lessor in any bankruptcy, reorganization, insolvency or other similar proceeding.

14. RENEWAL. If the Equipment is not delivered to Lessor at any scheduled termination date in accordance with paragraph 7, then the Initial Lease Term shall renew on a month to month basis upon the same terms and conditions, subject to the right of Lessor or Lessee to terminate the renewed term on 30 days written notice, in which event, the Equipment shall immediately be returned to Lessor.

15. LATE CHARGES. Without limiting Lessor's remedies above, if Lessee fails to pay any amount of rental or other payment for a period of ten days after its due date, Lessee agrees to pay Lessor a late charge of 5% of each such payment or installment with a minimum late charge of $25.00. This late charge shall be reassessed in each subsequent month that the rental or other payment remains unpaid.

16. FINANCING STATEMENTS. The Lessor is authorized to file a financing statement in accordance with the Uniform Commercial Code signed by Lessee or by Lessor, as Lessee's attorney in fact.

17. JURISDICTION; VENUE; SEVERABILITY. THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF MICHIGAN. LESSEE CONSENTS TO THE JURISDICTION OF THE COURTS OF MICHIGAN AND TO VENUE IN THE COURTS OF THE COUNTY OF OAKLAND. No provision which may be construed as unenforceable shall in any way invalidate any other provision, all of which shall remain in full force and effect.

18. WARRANTIES BY LESSEE. Lessee warrants and represents that: (a) the Equipment is being leased for business purposes; (b) all signatures are genuine; and (c) the person signing the Master Lease is authorized to do so. If Lessee is other than a natural person, it further represents that (a) it is duly organized, existing and in good standing pursuant to the laws under which it is organized; and (b) the execution and delivery of this Master Lease and the performance of the obligations it imposes are within its powers and have been duly authorized by all necessary action of its governing body and do not contravene the terms of its articles of incorporation or organization, its bylaws, or any partnership, operating or other agreement governing its affairs:

19. INDEMNITY BY LESSEE. LESSEE AGREES TO INDEMNIFY AND HOLD LESSOR OR ANY ASSIGNEE HARMLESS FROM ANY AND ALL CLAIMS, ACTIONS, PROCEEDINGS, EXPENSES, DAMAGES AND LIABILITIES, INCLUDING ATTORNEYS' FEES, ARISING OUT OF OR IN ANY MANNER PERTAINING TO THE EQUIPMENT OR THIS MASTER LEASE INCLUDING, WITHOUT LIMITATION, THE OWNERSHIP, SELECTION, POSSESSION, PURCHASE, DELIVERY, INSTALLATION, LEASING, OPERATION, USE, CONTROL, MAINTENANCE AND RETURN OF THE EQUIPMENT AND THE RECOVERY OF CLAIMS UNDER INSURANCE POLICIES. THE FOREGOING INDEMNITY OBLIGATIONS UNDER THIS PARAGRAPH ARE SPECIFICALLY LIMITED AS FOLLOWS:
LESSEE SHALL HAVE NO INDEMNITY OBLIGATIONS AS TO MATTERS ARISING SOLELY FROM THE INTENTIONAL MISCONDUCT OF LESSOR OR ITS ASSIGNEE.

Lessee acknowledges that the Equipment is owned by Lessor ("Owner"). It is the intent of Owner/Lessor and Lessee that this Lease constitute a true lease for Federal income tax purposes so that, for the purpose of determining its liability for Federal income taxes, Owner shall be entitled to the tax benefits as are provided by the Internal Revenue Code of 1986, as amended, (the "Code") to an owner of personal property.

In addition notwithstanding any other provision of this Master Lease, if as to any Equipment, the modified accelerated cost recovery system or depreciation deductions allowed under the Code shall be lost, disallowed, eliminated, reduced, recaptured or otherwise unavailable to Lessor for any reason, then Lessee shall pay to Lessor as additional rent within 30 days after such a loss an amount equal to the sum of (i) the additional federal, state, local and foreign income or any other taxes payable as a result of such loss, disallowance, elimination, reduction, recapture or unavailability of accelerated cost recovery or depreciation deductions plus (ii) the amount of any interest, penalties or additions to tax payable by the Lessor as a result of such additional tax.

The indemnities given and liabilities assumed by the Lessee pursuant to this
Section 19 shall continue in full force and effect notwithstanding the expiration or other termination of this Master Lease.

20. NOTICES. Notice from one party to another relating to this Master Lease shall be deemed effective if made in writing (including telecommunications) and delivered to the recipient's address, telex number or telecopier number set forth under its name below.

21. LABELS AFFIXED TO EQUIPMENT. Lessor shall have the right, but not the obligation, to attach or require Lessee to attach ownership identification labels to the Equipment. Lessee agrees to not remove any such labels.

22. LESSOR'S EXPENSE. Lessee shall pay Lessor all costs and expenses, including reasonable attorneys' fees, incurred by Lessor in enforcing any terms of, or in protecting Lessor's interests under, this Master Lease.

23. PERFORMANCE BY LESSOR. If the Lessee fails to promptly perform any of its obligations under this Master Lease, Lessor may, at its option, perform such act or make such payment which the Lessor deems necessary. All sums paid or incurred by Lessor including reasonable attorneys' fees shall be immediately due and payable by Lessee, without demand, and shall bear interest at the lesser of one and one-half percent (1 - 1/2%) per month or the highest rate permissible by law.

24. ENTIRE AGREEMENT. This Master Lease and subsequent Schedules constitute the entire agreement of the parties. Neither party relies on any other statements, understandings, representations or assurances, the same, if any having been merged into this agreement. This agreement cannot be modified except by a writing signed by each party. This agreement inures to the benefit of the heirs, executors, administrators, successors and assigns of the parties.

25. WAIVER. No delay on the part of Lessor in the exercise of any right or remedy shall operate as a waiver. No single or partial exercise by Lessor of any right or remedy shall preclude any other future exercise of it or the exercise of any other right or remedy. No waiver by Lessor of any default shall be effective unless in writing and signed by Lessor, nor shall a waiver on one occasion be construed as a bar to or waiver of that right on any future occasion.

26. FINANCIAL REPORTS. Upon request by Lessor, Lessee will promptly furnish to Lessor all financial reports deemed necessary by Lessor.

27. So long as Lessee is not in default and fully performs its obligations under this Master Lease, Lessor agrees that (I) neither it nor any assignee of Lessor will interfere with Lessee's possession of the Equipment; and (ii) Lessor will insure that no creditor of Lessor, claiming an interest in the Equipment by virtue of Lessor's ownership, shall interfere with Lessee's possession of the Equipment, excluding, however, creditor action related to, or arising from, any action or inaction of the Lessee or a failure of the Lessee to perform any of its obligations under this Master Lease. In the event of a default by Lessor under this covenant Lessee shall be entitled to withhold payment of the rent from Lessor or its assignee notwithstanding the provisions of paragraphs 4 and 8 of this Master Lease.

28. WAIVER OF JURY TRIAL. Lessor and Lessee, after consulting or having had the opportunity to consult with counsel, knowingly, voluntarily and intentionally waive any right either of them may have to a trial by jury in any litigation based upon or arising out of this Master Lease, or any related agreement, or any course of conduct, dealing or statements (whether oral or written). These provisions shall not be deemed to have been modified in any respect or relinquished by either Lessor or Lessee except by a written instrument executed by both of them.

THIS MASTER LEASE AGREEMENT SHALL                               THE UNDERSIGNED (AND IF MORE THAN ONE, JOINTLY
NOT BE BINDING ON LESSOR                                        AND SEVERALLY) AGREE TO ALL TERMS AND
UNTIL IT HAS BEEN ACCEPTED AND                                  CONDITIONS ABOVE WHICH ARE PART OF THIS MASTER
EXECUTED BY AN OFFICER OF LESSOR.                               LEASE AGREEMENT.

Accepted by Lessor: NBD BANK                                    Lessee: ROUGE STEEL COMPANY

By:    /s/ Anna R. Hoffman                                      By:       /s/ Gary P. Latendresse
      ------------------------------                                     ---------------------------------

Title: First Vice President                                     Title:    VP & CFO
      ------------------------------                                     ---------------------------------

Date: 5-19-97                                                   By:
      ------------------------------                                     ---------------------------------

                                                                Title:
                                                                         ---------------------------------

                                                                Date:     5-15-97
                                                                         ---------------------------------

Address For Notices:                                            Address For Notices:

39555 Orchard Hill Place Drive                                  3001 Miller Road
Suite #340                                                      P.O. Box 1699
Novi, MI 48375                                                  Dearborn, MI 48121-1699
Fax No.: (810) 349-3893                                         Fax No.:

                                   SCHEDULE 1

 This Schedule dated 12/28/98 incorporates the Master Lease dated MAY 14, 1997 between NBD BANK as Lessor,
                       and ROUGE STEEL COMPANY as Lessee.

LESSEE:         ROUGE STEEL COMPANY     Lessor:         NBD BANK
                3001 Miller Rd.                         660 Woodward Ave.
                Dearborn, MI 48121                      Suite 200
                                                        Detroit, MI 48226

Tax I.D. No. 38-2386833
Location of Equipment: Same As Above


                Model/
Quantity        Feature           Description             Serial Number
--------        -------     ------------------------      -------------
                            SEE ATTACHED EXHIBIT 'A'

Rent Payment Due Date: The              day of each month in arrears.

Initial Lease Term: The Lease Term for each leased item commences on the Acceptance Date and continues for 84 months.

RENT: For months 1-4 the rent will be $0.00, for months 5-84 rent will be $330,023.13.

      (If the First Rent Payment Due Date is after the Acceptance Date, the first Rent payment shall be the total of (i) the first installment of Rent as specified above, plus (ii) an amount equal to 1/30th of that Rent, multiplied by the number of days from and including the Acceptance Date for a leased item but excluding the First Rent Payment Due Date.)

Rent is computed by multiplying the Equipment cost for months 1-4 x 0.00, for months 5-84 x .013081. In the event the Equipment cost varies from S25,229,197. 10, Rent will be adjusted accordingly.

MASTER LEASE: This Schedule is issued pursuant to the Master Lease identified on Page 1. All of the terms and conditions of the Master Lease are incorporated herein and made a part hereof as if such terms and conditions were set forth in this Schedule. By the execution and delivery of this Schedule, the parties reaffirm all of the terms and conditions of the Master Lease except as modified.

NBD BANK                                 ROUGE STEEL COMPANY


By:    /s/ Anna R. Hoffman               By:     /s/ Gary P. Latendresse
       -----------------------                   ----------------------------

Name:  Anna R. Hoffman                   Name:   Gary P. Latendresse
       -----------------------                   ----------------------------

Title: First Vice President              Title:  EVP & CFO
       -----------------------                   ----------------------------

Date:  12-28-98                          Date:   12-28-98
       -----------------------                   ----------------------------

THIS SCHEDULE HAS 2 COUNTERPARTS. THIS IS COUNTERPART NO. 1. A SECURITY INTEREST MAY BE CREATED ONLY IN COUNTERPART NO. 1.

                                 SCHEDULE NO. 2
                             (Lease # 1000100692)

This Schedule dated December 22, 1999 incorporates the Master Lease dated May 14, 1997 between BANK ONE, MICHIGAN F/K/A NBD BANK as Lessor, and ROUGE STEEL COMPANY, as Lessee

Lessee: Rouge Steel Company         Lessor: Bank One, Michigan f/k/a NBD Bank
3001 Miller Road                    c/o Banc One Leasing Corporation
Dearborn, MI 48121                  1111 Polaris Parkway -Suite A-3
Lessee's Tax I.D No. 38-2386833     Columbus, Ohio 43240

LOCATION OF EQUIPMENT: 3001 Miller Road, Dearborn, MI 48121

EQUIPMENT DESCRIPTION:

                Model/          Equipment               Vehicle ID
Quantity        Feature         Description             Number

           (See Schedule A-1 attached hereto and made a part hereof)

LEASE TERM: The Lease Term of this Schedule includes the Interim Term and the Initial Lease Term. The Interim Term commences on the Acceptance Date set forth in the Certificate of Acceptance relating to this Schedule and continues until the Initial Lease Term Commencement Date. The Initial Lease Term of this Schedule commences on the Initial Lease Term Commencement Date and continues for 72 months.

INITIAL LEASE TERM COMMENCEMENT DATE: December 29, 1999.

RENT DURING THE INITIAL LEASE TERM: $445,425.72 per month, with the first such Rent payment due on January 29, 2000 (which is one month after the Initial Lease Term Commencement Date).

INTERIM RENT: As Rent during for the Interim Term, Lessee shall pay Lessor on the Acceptance Date an amount equal to 1/30th of the above monthly Rent that is payable during the Initial Lease Term, multiplied by the number of days from and including the Acceptance Date for the Equipment up to, but excluding, the Initial Lease Term Commencement Date.

RENT FACTOR & EQUIPMENT COST: Rent during the Initial Lease Term is computed by multiplying the Equipment cost times the rent factor stated below. In the event the Equipment cost varies from that which is stated below, Rent will be adjusted accordingly.

        Rent Factor: .01496183
                     ---------
        Anticipated Equipment Cost: $29,770,802.90
                                    --------------

MASTER LEASE: This Schedule is issued pursuant to the Master Lease identified on Page 1. All of the terms and conditions of the Master Lease are incorporated herein and made a part hereof as if such terms and conditions were set forth in this Schedule. By the execution and delivery of this Schedule, the parties reaffirm all of the terms and conditions of the Master Lease except as modified.

Bank One, Michigan f/k/a NBD Bank       Rouge Steel Company
(Lessor)                                (Lessee)


By: /s/ Clif Gottenals                  By: /s/ Gary P. Latendresse
   ------------------------------          --------------------------------

Name: Clif Gottenals                    Name: Gary P. Latendresse
     ----------------------------            ------------------------------

Title: Senior Vice President            Title: Vice Chairman & C.F.O.
      ---------------------------             -----------------------------

Date: December 22, 1999                 Date: December 22, 1999



THIS SCHEDULE HAS 1 COUNTERPARTS. THIS IS COUNTERPART NO. 1. A SECURITY INTEREST IN THIS SCHEDULE MAY BE CREATED ONLY IN COUNTERPART NO. 1.





                                     Page 2